                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

  Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934



       Date of Report (Date of earliest event reported): January 16, 2003

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     001-15323                31-0738296
(State or other jurisdiction    Commission File Number)        IRS Employer
       of incorporation)                                    Identification No.)


        1 Bank One Plaza, Chicago, IL                         60670
   (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code: 312-732-4000

Item 5.  Other Events and Regulation FD Disclosure
-------

         On January 16, 2003, the Registrant issued a news release announcing its 2002 fourth quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as
Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------
(c)      Exhibits.

         Exhibit Number             Description of Exhibits
         --------------             -----------------------

         99(a) Registrant's January 16, 2003 News Release announcing its 2002 fourth quarter earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BANK ONE CORPORATION
                                                    (Registrant)

Date:  January 16, 2003                         By:     /s/ Heidi Miller
       ----------------                                 -----------------------
                                                Title:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Description of Exhibits
--------------     -----------------------

99(a) Registrant's January 16, 2003 News Release announcing its 2002 fourth quarter earnings.

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